Exhibit 99.2

Armada Hoffler Properties, Inc.

Third Quarter 2013 Supplemental Information

Table of Contents

Forward Looking Statement 3

Third Quarter Results and Financial Summary 5

Third Quarter 2013 Highlights 6

Summary Information 7

Summary Balance Sheet 8

Summary Income Statement 9

Core FFO & Core AFFO 10

Summary of Outstanding Debt 11

Debt to EBITDA 12

Debt Maturity 13

Portfolio Summary & Business Segment Overview 14

Business Segmentation Overview 15

Stabilized Portfolio Summary 16

Stabilized Portfolio Summary Footnotes 17

Identified Development Pipeline 18

Construction Business Summary 19

Operating Results & Property-Type Segment Analysis 20

Same Store NOI by Segment 21

Top 10 Tenants by Annual Base Rent 22

Office Lease Summary 23

Retail Lease Summary 25

Portfolio Occupancy 27

Appendix—Understanding AHH 29

Corporate Overview 30

Differentiation Provides Value Creation 31

Business Segmentation Overview 32

Components of NAV 33

Stabilized Portfolio 34

Identified & Next Generation Pipeline 35

3rd Party Construction 36

Net Asset Value Component Data 37

Appendix—Definitions & Reconciliations 38

Definitions 39

Reconciliations 43

2

Forward Looking Statement

This Supplemental Information should be read in conjunction with our Quarterly Report on Form 10-Q for the quarter ended September 30, 2013 (the “10-Q”), the consolidated unaudited financial statements and notes thereto appearing in the 10-Q and our press release, dated November 8, 2013, which has been furnished as Exhibit 99.1 to our Form 8-K filed on November 8, 2013. The Company makes statements in this Supplemental Information that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). In particular, statements pertaining to our capital resources, portfolio performance and results of operations contain forward-looking statements. Likewise, all of our statements regarding anticipated growth in our funds from operations, core funds from operations, adjusted funds from operations, funds available for distribution and net operating income are forward-looking statements. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions.

Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods which may be incorrect or imprecise and the Company may not be able to realize them. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all). For further discussion of risk factors and other events that could impact our future results, please refer to our Registration Statement on Form S-11, initially filed with the Securities and Exchange Commission (the “SEC”) on March 26, 2013, as subsequently amended, our Quarterly Report on Form 10-Q for the quarter ended September 30, 2013 and the documents subsequently filed by us from time to time with the SEC.

3

# Corporate Profile

ARMADA HOFFLER PROPERTIES

**Corporate Information**

**Armada Hoffler Properties, Inc. (NYSE: AHH)** is a full-service real estate investment trust (REIT) and property company that develops, builds, owns and manages institutional grade office, retail and multifamily properties in the Mid-Atlantic U.S. The Company also provides general construction and development services to third-party clients throughout the Mid-Atlantic and Southeastern regions of the U.S. Armada Hoffler Properties was founded in 1979 and is headquartered in Virginia Beach, VA.

**Management & Board**

| Board of Directors | |
|---|---|
| **Daniel A. Hoffler** | Chairman of the Board |
| **A. Russell Kirk** | Vice Chairman of the Board |
| **Louis S. Haddad** | Director |
| **John W. Snow** | Lead Director |
| **George F. Allen** | Director |
| **James A. Carroll** | Director |
| **James C. Cherry** | Director |
| **Admiral Joseph W. Prueher** | Director |

| Corporate Officers | |
|---|---|
| **Louis S. Haddad** | President and Chief Executive Officer |
| **Anthony P. Nero** | President of Development |
| **Shelly R. Hampton** | President of Asset Management |
| **Eric E. Apperson** | President of Construction |
| **Michael P. O'Hara** | Chief Financial Officer |
| **Eric L. Smith** | Vice President of Operations and Secretary |

| Analyst Coverage | | | | |
|---|---|---|---|---|
| Janney, Montgomery, & Scott LLC | Raymond James & Associates | Robert W. Baird & Co. | Stifel, Nicolaus & Company, Inc. | Wunderlich Securities |
| Michael Gorman | Richard Mulligan | David Rodgers | John Guinee | Craig Kucera |
| (215) 665-6224 | (727) 567-2619 | (216) 737-7341 | (443) 224-1307 | (540) 277-3366 |
| mgorman@janney.com | rj.milligan@raymondjames.com | drodgers@rwbaird.com | jwguinee@stifel.com | ckucera@wundernet.com |

**Investor Relations Contact**

Julie Loftus Trudell
Vice President of Investor Relations
(757) 366-6692
Jtrudell@armadahoffler.com

4

THIRD QUARTER RESULTS AND FINANCIAL SUMMARY

Third Quarter 2013 Highlights

Generated Core Funds From Operations (“Core FFO”) of $6.6 million, or $0.20 per diluted share.

Average occupancy stable at 93.3% across the operating property portfolio.

New and renewal leases executed during the quarter totaling approximately 42,000 square feet in the office and retail property portfolios.

Development pipeline of six properties, consisting of approximately 376,000 square feet of office and retail property and 489 multifamily units. The 4525 Main Street development project in the Town Center of Virginia Beach is 45% pre-leased.

$81.5 million of new construction loans since the end of last quarter to fund the development pipeline.

$25.3 million of new construction contract work executed during the quarter; approximately $59.5 million of total backlog at the end of the quarter.

Credit facility capacity increased by $55.0 million to $155.0 million in October 2013.

Admiral Joseph W. Prueher, USN (Ret.) unanimously elected to the Company’s board of directors, effective October 24, 2013.

6

Summary Information

$ in thousands, except per share

Market Capitalization

9/30/2013

% of Total Total Market

Equity Capitalization

Market Data

Total Common Shares Outstanding 59% 19,163,500

Operating Partnership (“OP”) Units Outstanding 41% 13,059,365

Common shares and OP units outstanding 100% 32,222,865

Market price per common share $9.91

Equity market capitalization 319,329

Total debt 247,356

Total market capitalization $566,685

Less: cash (12,741)

Total enterprise value $553,944

Operating Metrics

9/30/2013

Rentable square feet or number of units:

Office 954,594

Retail 1,093,319

Multifamily 626

Occupancy:

Office (1) 93.4%

Retail (1) 93.6%

Multifamily(2) 92.7%

Weighted Average (3) 93.3%

Key Financials

Three months ended

9/30/2013

Financial Information:

Rental revenues $14,899

General contracting and real estate services revenues 21,896

Rental properties Net Operating Income (NOI) 9,742

General contracting and real estate services Gross Profit 989

Net income 1,252

Funds From Operations (FFO) 5,185

Core FFO 6,554

Core FFO per share $0.20

Debt Metrics

Three months ended

9/30/2013

Key Metrics

Core debt/enterprise value 44.7%

Fixed charge coverage ratio

Core EBITDA $9,099

Interest 2,598

Principal 757

Total Fixed Charges 3,355

Fixed charge coverage ratio 2.71x

Core Debt/Core EBITDA 6.8x

(1) Office and retail occupancy based on occupied square feet as a % of respective total (2) Multifamily occupancy based on weighted average of total units (3) Total occupancy weighted by annualized base rent

7

Summary Balance Sheet

$ in thousands As of

9/30/2013 12/31/2012

Assets (Unaudited)

Real estate, at cost

Income producing property $404,742 $350,814

Held for development 7,081 3,926

Construction in progress 29,091 -

440,914 354,740

Accumulated depreciation (101,920) (92,454)

Net real estate investments 338,994 262,286

Cash and cash equivalents 9,775 9,400

Restricted cash 2,966 3,725

Accounts receivable, net 17,846 17,423

Construction receivables, including retentions 12,619 10,490

Construction contract costs and estimated earnings in excess of billing 1,452 1,206

Due from affiliates — 5,719

Other assets 23,199 21,564

Total Assets $406,851 $331,813

Liabilities and Equity

Indebtedness:

Secured debt $247,356 $334,438

Participating note — 643

Accounts payable and accrued liabilities 6,970 2,478

Construction payables, including retentions 26,162 17,369

Billings in excess of construction contract costs and estimated earnings 2,270 4,236

Due to affiliates — 3,597

Due to related parties 406 -

Other liabilities 15,736 10,393

Total Liabilities $298,900 $373,154

Stockholders’ equity:

Common stock, $0.01 par value, 500,000,000 shares authorized,

19,163,500 shares issued and outstanding as of September 30, 2013 192 -

Additional paid-in capital 1,010 -

Distributions in excess of earnings (46,195) -

Predecessor deficit — (41,341)

Total stockholders’ and predecessor deficit (44,993) (41,341)

Non-controlling Interests 152,944 -

Total Equity 107,951 (41,341)

Total Liabilities and Equity $406,851 $331,813

8

Summary Income Statement

$ in thousands

Three months ended Nine months ended

9/30/2013 9/30/2012 9/30/2013 9/30/2012

Revenues: (Unaudited)

Rental revenues $14,899 $13,318 $42,528 $40,314

General contracting and real estate services revenues 21,896 13,631 63,143 40,655

Total Revenues $36,795 $26,949 $105,671 $80,969

Expenses:

Rental expenses $3,840 $3,637 $10,468 $9,445

Real estate taxes 1,317 1,200 3,777 3,592

General contracting and real estate services expenses 20,907 12,707 60,868 38,200

Depreciation and amortization 3,933 2,718 11,112 9,297

General and administrative expenses 1,638 904 5,212 2,692

Impairment charges —— 533 -

Total Expenses 31,635 21,166 91,970 63,226

Operating Income $5,160 $5,783 $13,701 $17,743

Interest expense (2,598) (4,174) (9,802) (12,518)

Loss on extinguishment of debt (1,127) — (2,252) -

Gain on acquisition —— 9,460 -

Other income (expense) (109) 146 343 533

Income from continuing operations, before tax 1,326 1,755 11,450 5,758

Income tax (provision) benefit (74) — 137 -

Income from continuing operations 1,252 1,755 11,587 5,758

Discontinued operations:

Loss from discontinued operations ——— (35)

Loss on sale of real estate ——— 25

Results from discontinued operations ——— (10)

Net income $1,252 $1,755 $11,587 $5,748

Core FFO & Core AFFO

$ in thousands, except per share

Three months ended

9/30/2013

(Unaudited)

Net income $1,252

Depreciation and amortization 3,933

FFO 5,185

Core FFO

Adjustments

Loss on extinguishment of debt 1,127

Non-cash stock compensation 242

Impairment charges -

Acquisition costs -

Unstabalized development pipeline adjustments -

Core FFO $6,554

Core FFO per share $0.20

Core AFFO

Adjustments

Reversal of unstabalized development pipeline adjustments from above -

Tenant improvements, leasing commissions(1) (505)

Property related Capital expenditures(2) (170)

Amortization of deferred financing fees 145

GAAP Adjustments

Net effect of straight-line rents (125)

Amortization of lease incentives and net above (below) market rents 154

Derivative (income) losses 115

Government development grants not included in FFO 190

Core AFFO $6,358

Core AFFO per share $0.20

Total Common Shares Outstanding 19,164

Operating Partnership (“OP”) Units Outstanding 13,059

Common shares and OP units outstanding 32,223

(1) Excludes tenant improvements and leasing commissions on first generation rental space and funded by previous owners (2) Excludes one time, non-recurring capital expenditures

# Summary of Outstanding Debt

ARMADA HOFFLER PROPERTIES

$ in thousands

| Debt | Amount Outstanding | Interest Rate (1) | Effective Rate as of September 30, 2013 | Maturity Date | Balance at Maturity |
|---|---|---|---|---|---|
| Virginia Beach Town Center | | | | | |
| 249 Central Park Retail | $15,899 | 5.99% | | September 8, 2016 | $15,084 |
| South Retail | 7,014 | 5.99% | | September 8, 2016 | 6,655 |
| Studio 56 Retail | 2,708 | 3.75% | | May 7, 2015 | 2,592 |
| Commerce Street Retail | 6,754 | LIBOR+3.00% | 3.18% | August 18, 2014 | 6,694 |
| Fountain Plaza Retail | 7,949 | 5.99% | | September 8, 2016 | 7,542 |
| Dick's at Town Center | 8,334 | LIBOR+2.75% | 2.93% | October 31, 2017 | 7,889 |
| The Cosmopolitan | 47,867 | 3.75% | | July 1, 2051 | - |
| Diversified Portfolio | | | | | - |
| Oyster Point | 6,513 | 5.41% | | December 1, 2015 | 6,089 |
| Broad Creek Shopping Center | | | | | - |
| Note 1 | 4,516 | LIBOR +3.00% | 3.18% | November 29, 2014 | 4,454 |
| Note 2 | 8,290 | LIBOR+2.75% | 2.93% | December 7, 2016 | 7,947 |
| Note 3 | 3,471 | LIBOR+2.75% | 2.93% | December 7, 2016 | 3,327 |
| Hanbury Village | | | | | - |
| Note 1 | 21,506 | 6.67% | | October 11, 2017 | 20,499 |
| Note 2 | 4,296 | LIBOR+2.75% | 2.93% | February 28, 2015 | 4,226 |
| Harrisonburg Regal | 3,887 | 6.06% | | June 8, 2017 | 3,165 |
| North Point Center | | | | | - |
| Note 1 | 10,359 | 6.45% | | February 5, 2019 | 9,333 |
| Note 2 | 2,858 | 7.25% | | September 15, 2015 | 1,344 |
| Note 4 | 1,036 | 5.59% | | December 1, 2014 | 1,007 |
| Note 5 | 710 | LIBOR+2.00% | 3.57% (2) | February 1, 2017 | 641 |
| Tyre Neck Harris Teeter | 2,650 | LIBOR+2.75% | 2.93% | June 10, 2014 | 2,650 |
| Bermuda Crossroads | 10,773 (4) | 6.01% | | January 1, 2014 | 10,710 |
| Smith's Landing | 24,870 (4) | LIBOR+2.15% | 2.33% | January 31, 2014 | 24,770 |
| | 202,260 | | | | 146,618 |
| Credit Facility | 45,000 (5) | LIBOR + 1.60% - 2.20% | 1.93% (5) | May 13, 2016 | 45,000 |
| Total including Credit Facility | $247,260 | | | | $191,618 |
| Notes Payable - Development Pipeline | | | | | |
| 4525 Main Street | - | LIBOR+1.95% | 2.13% (3) | January 30, 2017 | - |
| Encore Apartments | - | LIBOR+1.95% | 2.13% (3) | January 30, 2017 | - |
| Total Notes Payable - Development Pipeline | - | | | | - |
| Unamortized fair value adjustments | 96 | | | | |
| **Total Notes Payable** | **$247,356** | | | | **$191,618** |

| | |
|---|---|
| Weighted Average Fixed Interest Rate | 4.5% |
| Weighted Average Variable Interest Rate | 2.7% |
| Variable Interest Rate as a % of Total (net of interest rate caps) | 25.8% |
| Weighted Average Maturity (years) | 9.3 |

| | 3Q 2013 | YTD 2013 |
|---|---|---|
| Capitalized Interest | $140 | $254 |

(1) LIBOR rate is determined by individual lenders.
(2) Subject to an interest rate swap lock.
(3) Subject to LIBOR interest rate cap of 3.5%.
(4) Principal balance excluding any fair value adjustment that was recognized upon acquisition.
(5) Subject to a $40 million LIBOR interest rate cap of 1.50%.

11

Debt to EBITDA

$ in thousands

Three months ended 9/30/13 (Unaudited)

Net Income $1,252

Excluding:

Interest Expense 2,598 Income taxes 74 Depreciation and amortization 3,933

EBITDA 7,857

Additional Adjustments:

Non-recurring or extraordinary gains (losses) -Early extinguishment of debt 1,127 Derivative (income) losses 115 Acquisition costs -Development Pipeline -Total Other Adjustments 1,242

Core EBITDA $9,099

Annualized Core EBITDA $36,396

9/30/2013 (Unaudited)

Total Debt $247,356

Excluding:

Development Pipeline Construction Loans -

Core Debt $247,356

Core debt/Core EBITDA 6.8x

Ratio Would Be ~6.0x When Excluding LOC Draws for Development Pipeline

Debt Maturity

$ in thousands

Debt Maturity as of 9/30/13

$90,000 $80,000 $70,000 s) $60,000 $50,000

thousand $40,000 in

$ $30,000

2013 2014 2015 2016 2017 and thereafter

(

$20,000

$10,000 $-

Debt Maturity as of 11/8/13

$80,000 $70,000 $60,000 s) $50,000

thousand $40,000

in $30,000

$

( $20,000

$10,000 $-

PORTFOLIO SUMMARY & BUSINESS SEGMENTATION OVERVIEW

Business Segmentation Overview

Definition Characteristics Valuation

• Includes stabilized office,

Stabilized retail, and multifamily real • Consistent cash flow • Traditional real estate estate (defined as the • High occupancy valuation, NAV/Cap Rates

Portfolio earlier of 80% occupancy or • Stable same store metrics the 13th quarter after CO)

Development • Real estate assets in • Value creation

development or ramping • Equity Creation

Pipeline towards stabilization • Asset base growth

• Stable earnings and value

creation

Construction • 3rd party construction • Reduces risk in

selecting/executing • Multiples analysis

Business business development opportunities

• Brand recognition in new

markets

# Stabilized Portfolio Summary

ARMADA HOFFLER PROPERTIES

As of 9/30/2013

| Property | Location | Year Built | Net Rentable Square Feet[1] | % Leased[2] | Annualized Base Rent[3] | Annualized Base Rent per Leased Sq. Ft.[3] | Average Net Effective Annual Base Rent per Leased Sq. Ft.[4] |
|---|---|---|---|---|---|---|---|
| **Office Properties** | | | | | | | |
| Armada Hoffler Tower[5] | Virginia Beach, VA | 2002 | 328,572 | 95.9% | $8,655,103 | $27.48 | $26.39 |
| One Columbus | Virginia Beach, VA | 1984 | 129,424 | 95.6% | 2,851,513 | 23.04 | 23.22 |
| Two Columbus | Virginia Beach, VA | 2009 | 109,215 | 82.3% | 2,232,487 | 24.85 | 25.23 |
| Virginia Natural Gas[6] | Virginia Beach, VA | 2010 | 31,000 | 100.0% | 568,230 | 18.33 | 20.17 |
| Richmond Tower | Richmond, VA | 2010 | 206,969 | 98.0% | 7,274,896 | 35.87 | 41.83 |
| Oyster Point | Newport News, VA | 1989 | 100,214 | 79.8% | 1,737,265 | 21.72 | 21.23 |
| Sentara Williamsburg[6] | Williamsburg, VA | 2008 | 49,200 | 100.0% | 1,006,140 | 20.45 | 20.50 |
| **Subtotal / Weighted Average Office Portfolio[7]** | | | **954,594** | **93.4%** | **$24,325,635** | **$27.28** | **$28.34** |
| **Retail Properties Not Subject to Ground Lease** | | | | | | | |
| Bermuda Crossroads | Chester, VA | 2001 | 111,566 | 95.4% | 1,425,112 | 13.39 | 15.54 |
| Broad Creek Shopping Center | Norfolk, VA | 1997-2001 | 227,750 | 96.8% | 2,923,152 | 13.26 | 12.90 |
| Courthouse 7-11 | Virginia Beach, VA | 2011 | 3,177 | 100.0% | 125,000 | 39.35 | 43.81 |
| Gainsborough Square | Chesapeake, VA | 1999 | 88,862 | 93.0% | 1,293,439 | 15.65 | 15.36 |
| Hanbury Village | Chesapeake, VA | 2006-2009 | 61,049 | 86.4% | 1,309,963 | 24.85 | 24.44 |
| North Point Center | Durham, NC | 1998-2009 | 215,689 | 93.1% | 2,365,181 | 11.77 | 11.35 |
| Parkway Marketplace | Virginia Beach, VA | 1998 | 37,804 | 100.0% | 760,328 | 20.11 | 20.92 |
| Harrisonburg Regal | Harrisonburg, VA | 1999 | 49,000 | 100.0% | 683,550 | 13.95 | 13.95 |
| Dick's at Town Center | Virginia Beach, VA | 2002 | 100,804 | 83.3% | 798,000 | 9.50 | 7.79 |
| 249 Central Park Retail | Virginia Beach, VA[8] | 2004 | 91,171 | 96.2% | 2,536,543 | 28.93 | 27.55 |
| Studio 56 Retail | Virginia Beach, VA | 2007 | 11,600 | 84.8% | 371,200 | 37.75 | 36.92 |
| Commerce Street Retail[9] | Virginia Beach, VA | 2008 | 20,123 | 100.0% | 792,313 | 39.37 | 39.67 |
| Fountain Plaza Retail | Virginia Beach, VA | 2004 | 35,961 | 100.0% | 962,056 | 26.75 | 25.68 |
| South Retail[24] | Virginia Beach, VA | 2002 | 38,763 | 83.6% | 621,240 | 19.17 | 19.03 |
| **Subtotal / Weighted Avg Retail Portfolio not Subject to Ground Leases[10]** | | | **1,093,319** | **93.6%** | **$16,967,075** | **$16.58** | **$16.34** |
| **Retail Properties Subject to Ground Lease** | | | | | | | |
| Bermuda Crossroads[11] | Chester, VA | 2001 | [13] | 100.0% | 163,350 | | |
| Broad Creek Shopping Center[12] | Norfolk, VA | 1997-2001 | [14] | 100.0% | 572,291 | | |
| Hanbury Village[11] | Chesapeake, VA | 2006-2009 | [15] | 100.0% | 1,067,598 | | |
| North Point Center[11] | Durham, NC | 1996-2009 | [16] | 100.0% | 1,055,125 | | |
| Tyre Neck Harris Teeter[12] | Chesapeake, VA | 2011 | [17] | 100.0% | 508,134 | | |
| **Subtotal / Weighted Avg Retail Portfolio Subject to Ground Leases** | | | | **100.0%** | **$3,366,499** | | |
| **Total / Weighted Avg Retail Portfolio** | | | **1,093,319** [18] | **93.6%** | **$16,967,075** | **$16.58** | **$16.34** |
| **Total / Weighted Average Retail and Office Portfolio** | | | **2,047,913** | **93.5%** | **$41,292,710** | **$21.57** | **$21.93** |

| Property | Location | Year Built | Units[19] | % Leased[2] | Annualized Base Rent[20] | Average Monthly Base Rent per Leased Unit[21] |
|---|---|---|---|---|---|---|
| **Multifamily** | | | | | | |
| Smith's Landing[22] | Blacksburg, VA | 2009 | 284 | 100.0% | $3,427,980 | $1,005.86 |
| The Cosmopolitan | Virginia Beach, VA | 2006 | 342 | 86.5% | 6,442,907 | 1,550.33 |
| **Total / Weighted Avg Multifamily Portfolio** | | | **626** | **92.7%** | **$9,870,887** | **$1,283.73** |

16

# Stabilized Portfolio Summary Footnotes

ARMADA HOFFLER PROPERTIES

1) The net rentable square footage for each of our office properties is the sum of (a) the square footages of existing leases, plus (b) for available space, management's estimate of net rentable square footage based, in part, on past leases. The net rentable square footage included in office leases is generally determined consistently with the Building Owners and Managers Association, or BOMA, 1996 measurement guidelines. The net rentable square footage for each of our retail properties is the sum of (a) the square footages of existing leases, plus (b) for available space, the field verified square footage.
2) Percentage leased for each of our office and retail properties is calculated as (a) square footage under commenced leases as of September 30, 2013, divided by (b) net rentable square feet, expressed as a percentage. Percentage leased for our multifamily properties is calculated as (a) total units rented as of September 30, 2013, divided by (b) total units available, expressed as a percentage.
3) For the properties in our office and retail portfolios, annualized base rent is calculated by multiplying (a) base rental payments (defined as cash base rents (before abatements) excluding tenant reimbursements for expenses paid by the landlord) for the month ended September 30, 2013, by (b) 12. Annualized base rent per leased square foot is calculated by dividing (a) annualized base rent, by (b) square footage under commenced leases as of September 30, 2013. In the case of triple net or modified gross leases, annualized base rent does not include tenant reimbursements for real estate taxes, insurance, common area or other operating expenses.
4) Average net effective annual base rent per leased square foot represents (a) the contractual base rent for leases in place as of September 30, 2013, calculated on a straight-line basis to amortize free rent periods and abatements, but without regard to tenant improvement allowances and leasing commissions, divided by (b) square footage under commenced leases as of September 30, 2013.
5) As of September 30, 2013, the Company occupied 16,151 square feet at this property at an annualized base rent of $446,172, or $29.40 per leased square foot, which amounts are reflected in the % leased, annualized base rent and annualized base rent per square foot columns in the table above. The rent paid by us is eliminated from our revenues in consolidation. In addition, effective March 1, 2013, the Company sublease approximately 5,000 square feet of space from a tenant at this property.
6) This property is subject to a triple net lease pursuant to which the tenant pays operating expenses, insurance and real estate taxes.
7) Includes square footage and annualized base rent pursuant to leases for space occupied by us.
8) As of September, 2013, the Company occupied 8,995 square feet at this property at an annualized base rent of $278,935, or $31.01 per leased square foot, which amounts are reflected in the % leased, annualized base rent and annualized base rent per square foot columns in the table above. The rent paid by us is eliminated from our revenues in consolidation.
9) Includes $31,200 of annualized base rent pursuant to a rooftop lease.
10) Reflects square footage and annualized base rent pursuant to leases for space occupied by us.
11) For this ground lease, the Company own the land and the tenant owns the improvements thereto. The Company will succeed to the ownership of the improvements to the land upon the termination of the ground lease.
12) The Company lease the land underlying this property from the owner of the land pursuant to a ground lease. The Company re-lease the land to our tenant under a separate ground lease pursuant to which our tenant owns the improvements on the land.
13) Tenants collectively lease approximately 139,356 square feet of land from us pursuant to ground leases.
14) Tenants collectively lease approximately 299,170 square feet of land from us pursuant to ground leases.
15) Tenants collectively lease approximately 105,988 square feet of land from us pursuant to ground leases.
16) Tenants collectively lease approximately 1,443,985 square feet of land from us pursuant to ground leases.
17) Tenant leases approximately 200,073 square feet of land from us pursuant to a ground lease.
18) The total square footage of our retail portfolio excludes the square footage of land subject to ground leases.
19) Units represent the total number of apartment units available for rent at September 30, 2013.
20) For the properties in our multifamily portfolio, annualized base rent is calculated by multiplying (a) base rental payments for the month ended September 30, 2013 by (b) 12.
21) Average monthly base rent per leased unit represents the average monthly rent for all leased units for the month ended September 30, 2013.
22) The Company lease the land underlying this property from the owner of the land pursuant to a ground lease.
23) The annualized base rent for The Cosmopolitan includes $936,143 of annualized rent from 15 retail leases at the property.
24) As of September, 2013, The Company occupied 2,908 square feet at this property at an annualized base rent of $12,000, or $4.13 per leased square foot, which amounts are reflected in the % leased, annualized base rent and annualized base rent per square foot columns in the table above. The rent paid by us and is eliminated from our revenues in consolidation.

17

# Identified Development Pipeline

ARMADA HOFFLER PROPERTIES

$ in thousands

| Office/Retail | Location | Estimated Square Footage[1] | Estimated Cost[1] | Cost Incurred through 9/30/13 | Schedule: Start | Schedule: Anchor Tenant Occupancy | Schedule: Stabilized Operation | AHH Ownership %[1] | Property Type | Principal Tenants | %leased |
|---|---|---|---|---|---|---|---|---|---|---|---|
| 4525 Main Street[2] | Virginia Beach, VA | 234,000[3] | $50,000 | $17,851 | 1Q13 | 3Q14 | 3Q15 | 100% | Office | Clark Nexsen, Development Authority of Virginia Beach[3] | 46% |
| Sandbridge Commons | Virginia Beach, VA | 70,000 | 12,500 | 5,666 | 4Q13 | 2Q15 | 2Q16 | 85% | Retail | Harris Teeter | 66% |
| Brooks Crossing | Newport News, VA | 54,000 | 12,500 | 832 | 2Q14 | 3Q15 | 3Q15 | 65% | Office | Huntington Ingalls[4], City of Newport News[4] | 0%[4] |
| Greentree Shopping Center[5] | Chesapeake, VA | 18,000 | 6,000 | 583 | 4Q13 | 1Q15 | 4Q15 | 100% | Retail | Wawa | 40% |
| | | **376,000** | **$81,000** | **$24,932** | | | | | | | |

| Multifamily | Location | Estimated Apartment Units[1] | Estimated Cost[1] | Cost Incurred through 9/30/13 | Schedule: Start | Schedule: Initial Occupancy | Schedule: Complete[1] | Schedule: Stabilized Operation | AHH Ownership % |
|---|---|---|---|---|---|---|---|---|---|
| Encore Apartments[2] | Virginia Beach, VA | 286 | $33,500 | $5,831 | 1Q13 | 3Q14 | 4Q15 | 1Q16 | 100% |
| Whetstone Apartments | Durham, NC | 203 | 27,500 | 4,893 | 3Q13 | 3Q14 | 3Q15 | 1Q16 | 100% |
| Liberty Apartments[6] | Newport News, VA | 197 | 31,900 | - | - | - | 1Q14 | 3Q15 | 100% |
| | | **686** | **$92,900** | **$10,724** | | | | | |
| | | **Total** | **$173,900** | **$35,656** | | | | | |

(1) Represents estimates that may change as the development process proceeds
(2) This property will be located within the Virginia Beach Town Center
(3) Approximatley 83,000 square feet is leased to Clark Nexsen, an architectural firm and approximately 23,000 square feet is leased to the Development Authority of Virginia Beach
(4) The principal tenant leases have not been signed as of the date of this supplemental information
(5) AHH has a contract to sell Wal-Mart a pad-ready site adjacent to Greentree Shopping Center
(6) Purchase during 1Q 2014

18

Construction Business Summary

$ in thousands

Work in Place Estimated

Location Total Contract Value as of 09/30/13 Backlog Date of Completion

Projects Greater than $5.0M

City of Suffolk Municipal Center Suffolk, VA $24,436 $6,972 $ 17,464 2Q 2015

Hyatt Place Baltimore / Inner Harbor Hotel Baltimore, MD 24,417 351 24,066 3Q 2014

Newport News Apprentice School of Shipbuilding(1) Newport News, VA 22,933 17,871 5,062 4Q 2013

Liberty Apartments(1) Newport News, VA 20,107 18,924 1,183 4Q 2013

Main Street Parking Garage(1) Virginia Beach 17,756 9,103 8,653 3Q 2014

(2)

Biomedical Research Lab at Hampton University Hampton, VA 10,432 10,003 429 4Q 2013

(1)	(2)

Newport News Shipbuilding Parking Garage Newport News, VA 7,940 7,393 547 4Q 2013

Total Projects Greater then $5.0M 128,021 70,617 57,404

Projects Less than $5.0M 12,722 10,676 2,046

Total $140,743 $81,293 $ 59,450

Gross Profit Summary

3Q 2013 Annualized

(Unaudited)

Revenue $21,896 $87,583

Expense (20,907) (83,627)

Gross Profit $989 $3,956

Related party contracts

These contracts are materially complete

OPERATING RESULTS & PROPERTY-TYPE SEGMENT ANALYSIS

# Same Store NOI by Segment

(Reconciliation to GAAP located in appendix pg. 44)

$ in thousands

| | Three months ended 9/30 | | | | Nine months ended 9/30 | | | |
|---|---|---|---|---|---|---|---|---|
| | 2013 | 2012 | $ Change | % Change | 2013 | 2012 | $ Change | % Change |
| **Office**[1] | (Unaudited) | | | | (Unaudited) | | | |
| Revenue | $6,364 | $6,194 | $170 | 3% | $19,270 | $19,153 | $117 | 1% |
| Expenses | 2,081 | 2,271 | (190) | -8% | 5,967 | 5,921 | 46 | 1% |
| Net Operating Income | 4,283 | 3,923 | 360 | 9% | 13,303 | 13,232 | 71 | 1% |
| **Retail**[2] | | | | | | | | |
| Revenue | 5,162 | 5,297 | (135) | -3% | 14,867 | 15,345 | (478) | -3% |
| Expenses | 1,643 | 1,618 | 25 | 2% | 4,695 | 4,520 | 175 | 4% |
| Net Operating Income | 3,519 | 3,679 | (160) | -4% | 10,172 | 10,825 | (653) | -6% |
| **Multi Family**[3] | | | | | | | | |
| Revenue | 1,874 | 1,827 | 47 | 3% | 5,684 | 5,577 | 107 | 2% |
| Expenses | 868 | 946 | (78) | -8% | 2,558 | 2,453 | 105 | 4% |
| Net Operating Income | 1,006 | 881 | 125 | 14% | 3,126 | 3,124 | 2 | 0% |
| **Same Store Net Operating Income (NOI), GAAP basis** | $8,808 | $8,483 | $325 | 4% | $26,601 | $27,181 | ($580) | -2% |
| Net effect of straight-line rents | (73) | (306) | 233 | -76% | (425) | (1,103) | 679 | -62% |
| Amortization of lease incentives | 179 | 185 | (6) | -3% | 582 | 549 | 32 | 6% |
| **Same store portfolio NOI, cash basis** | $8,915 | $8,362 | $553 | 7% | $26,758 | $26,627 | $131 | 0% |
| **Cash Basis:** | | | | | | | | |
| Office | 4,100 | 3,589 | 511 | 14% | 12,546 | 12,058 | 488 | 4% |
| Retail | 3,803 | 3,887 | (85) | -2% | 11,068 | 11,434 | (367) | -3% |
| Multifamily | 1,005 | 885 | 120 | 14% | 3,142 | 3,134 | 8 | 0% |
| | $8,908 | $8,362 | $546 | 7% | $26,756 | $26,627 | $129 | 0% |
| **GAAP Basis:** | | | | | | | | |
| Office | 4,283 | 3,923 | 360 | 9% | 13,303 | 13,232 | 71 | 1% |
| Retail | 3,519 | 3,679 | (160) | -4% | 10,172 | 10,825 | (653) | -6% |
| Multifamily | 1,006 | 881 | 125 | 14% | 3,126 | 3,124 | 2 | 0% |
| | $8,808 | $8,483 | $325 | 4% | $26,601 | $27,181 | ($580) | -2% |

(1) No assets excluded

(2) Bermuda Crossroads and Tyre Neck Harris Teeter excluded

(3) Smith's Landing excluded

21

# Top 10 Tenants by Annual Base Rent

ARMADA HOFFLER PROPERTIES

As of September 30, 2013

**Office Portfolio**

| Tenant | Number of Leases | Number of Properties | Property(ies) | Lease Expiration | Weighted Annualized Base Rent | % of Office Portfolio Annualized Base Rent | % of Total Portfolio Annualized Base Rent |
|---|---|---|---|---|---|---|---|
| Williams Mullen | 3 | 2 | Armada Hoffler Tower, Richmond Tower | 3/19/2026 | $7,779,349 | 32.0% | 14.3% |
| Troutman Sanders LLP | 1 | 1 | Armada Hoffler Tower | 1/31/2015 | 1,026,938 | 4.2% | 1.9% |
| Sentara Medical Group | 1 | 1 | Sentara Williamsburg | 3/31/2023 | 1,006,140 | 4.1% | 1.8% |
| Pender & Coward | 2 | 1 | Armada Hoffler Tower | 1/31/2015 | 972,179 | 4.0% | 1.8% |
| Cherry, Bekaert & Holland, LLP | 3 | 3 | Armada Hoffler Tower, Richmond Tower, Oyster Point | 9/21/2022 | 932,547 | 3.8% | 1.7% |
| GSA-USAF | 1 | 1 | Oyster Point | 4/26/2017 | 870,047 | 3.6% | 1.6% |
| The Art Institute | 1 | 1 | Two Columbus | 12/31/2019 | 771,898 | 3.2% | 1.4% |
| Hampton University | 2 | 1 | Armada Hoffler Tower | 4/28/2023 | 629,935 | 2.6% | 1.2% |
| Virginia Natural Gas | 1 | 1 | Virginia Natural Gas Headquarters | 9/30/2025 | 568,230 | 2.3% | 1.0% |
| Hankins & Anderson | 1 | 1 | Armada Hoffler Tower | 4/30/2022 | 562,363 | 2.3% | 1.0% |
| **Top 10 Total** | | | | | **$15,119,627** | **62.2%** | **27.7%** |

**Retail Portfolio**

| Tenant | Number of Leases | Number of Properties | Property(ies) | Lease Expiration | Weighted Annualized Base Rent | % of Retail Portfolio Annualized Base Rent | % of Total Portfolio Annualized Base Rent |
|---|---|---|---|---|---|---|---|
| Home Depot | 2 | 2 | Broad Creek Shopping Center, North Point Center | 12/27/2019 | $2,032,600 | 10.0% | 3.7% |
| Harris Teeter | 2 | 2 | Tyre Neck Harris Teeter, Hanbury Village | 10/16/2028 | 1,430,001 | 7.0% | 2.6% |
| Food Lion | 3 | 3 | Broad Creek Shopping Center, Bermuda Crossroads, Gainsborough Square | 3/19/2020 | 1,282,568 | 6.3% | 2.4% |
| Dick's Sporting Goods | 1 | 1 | Dick's at Town Center | 1/31/2020 | 798,000 | 3.9% | 1.5% |
| Regal Cinemas | 1 | 1 | Harrisonburg Regal | 4/23/2019 | 683,550 | 3.4% | 1.3% |
| Pet smart | 2 | 2 | Broad Creek Shopping Center, North Point Center | 2/7/2016 | 618,704 | 3.0% | 1.1% |
| Kroger | 1 | 1 | North Point Center | 8/31/2018 | 552,864 | 2.7% | 1.0% |
| Yard House | 1 | 1 | Commerce Street Retail | 11/30/2023 | 538,000 | 2.6% | 1.0% |
| Rite Aid | 2 | 2 | Gainsborough Square, Parkway Marketplace | 5/29/2019 | 484,193 | 2.4% | 0.9% |
| Walgreens | 1 | 1 | Hanbury Village | 12/31/2083 | 447,564 | 2.2% | 0.8% |
| **Top 10 Total** | | | | | **$8,868,044** | **43.6%** | **16.3%** |

22

Office Lease Summary

In thousands, except per share

Renewal Lease Summary(1) GAAP Cash

Number of Weighted

Leases Net rentable Contractual Prior Rent Annual Change Contractual Prior Rent Annual Change Average Lease TI, LC, & TI, LC, & Incentives

Quarter Signed SF Signed Rent per SF per SF in Rent Rent per SF per SF in Rent Term Incentives per SF

3rd Quarter 2013 5 16,289 $29.18 $26.76 $2.42 $28.26 $27.92 $0.33 6.8 $60,809 $3.73

2nd Quarter 2013 6 29,725 22.86 23.14 (0.28) 21.81 24.20 (2.39) 5.7 481,389 16.19

Total 11 46,014 $2.14 ($2.05) $542,198

New Lease Summary(1)

Number of Weighted TI, LC, &

Leases Net rentable Contractual Average TI, LC, & Incentives

Quarter Signed SF Signed Rent per SF Lease Term Incentives per SF

3rd Quarter 2013 1 1,142 $29.50 $5.00 $3,577 $3.13

2nd Quarter 2013 2 4,046 26.77 5.00 165,628 $40.94

Total 3 5,188 $169,205

(1)	Excludes leases from space occupied by AHH

Office Lease Expirations

Square

Number of Footage of % Portfolio % of Portfolio Annualized Base Rent

Leases Leases Net Rentable Annualized Annualized per Leased Square

Year of Lease Expiration Expiring Expiring Square Feet Base Rent Base Rent Foot

Available — 63,047 6.6% —— -

2013 4 5,112 0.5% 158,608 0.7% 31.03

2014 14 59,226 6.2% 1,551,703 6.4% 26.20

2015 9 97,785 10.2% 2,636,714 10.8% 26.96

2016 10 33,481 3.5% 784,541 3.2% 23.43

2017 5 65,186 6.8% 1,566,263 6.4% 24.03

2018 15 150,853 15.8% 4,009,237 16.5% 26.58

2019 4 54,264 5.7% 1,239,364 5.1% 22.84

2020 3 25,283 2.6% 772,781 3.2% 30.57

2021 4 41,363 4.3% 946,624 3.9% 22.89

2022 3 48,117 5.0% 1,268,882 5.2% 26.37

2023 5 105,160 11.0% 2,310,230 9.5% 21.97

Thereafter 4 205,717 21.6% 7,080,688 29.1% 34.42

Total / Weighted Average 80 954,594 100.0% $24,325,635 100.0% $27.28

35.0%

29.1%

30.0%

25.0%

20.0%

16.5%

15.0%

10.8%

9.5%

10.0%

6.4% 6.4%

5.1% 5.2%

3.2% 3.2% 3.9%

5.0%

0.7%

0.0%

Retail Lease Summary

In thousands, except per share

Renewal Lease Summary(1) GAAP Cash

Number of Weighted

Leases Net rentable Contractual Prior Rent Annual Change Contractual Prior Rent Annual Change Average Lease TI, LC, & TI, LC, & Incentives

Quarter Signed SF Signed Rent per SF per SF in Rent Rent per SF per SF in Rent Term Incentives per SF

3rd Quarter 2013 6 24,506 $24.26 $25.11 ($0.85) $23.55 $28.34 ($4.79) 5.67 $227,766 $ 9.29

2nd Quarter 2013 6 26,345 17.02 17.40 (0.37) 16.50 18.03 (1.53) 4.12 — -

Total 12 50,851 ($1.22) ($6.32) $227,766

New Lease Summary(1)

Number of Net rentable Weighted TI, LC, &

Leases Square Feet Contractual Average TI, LC, & Incentives per

Quarter Signed Signed Rent per Sq. Ft. Lease Term Incentives SF

3rd Quarter 2013 —— $0.00 — $0 $0.00

2nd Quarter 2013 6 20,037 11.59 5.34 433,101 $21.62

Total 6 20,037 $433,101

(1)	Excludes leases from space occupied by AHH

Retail Lease Expiration

Square

Number of Footage of % Portfolio % of Portfolio Annualized Base Rent

Leases Leases Net Rentable Annualized Annualized per Leased Square

Year of Lease Expiration Expiring Expiring Square Feet Base Rent Base Rent Foot

Available — 70,263 6.4% —— -

2013 9 13,098 1.2% 232,260 1.4% 17.73

2014 16 38,008 3.5% 678,450 4.0% 17.85

2015 18 89,178 8.2% 1,592,588 9.4% 17.86

2016 24 73,240 6.7% 1,730,127 10.2% 23.62

2017 19 135,545 12.4% 1,891,569 11.1% 13.96

2018 17 117,114 10.7% 1,679,899 9.9% 14.34

2019 14 283,635 25.9% 3,991,553 23.5% 14.07

2020 5 105,946 9.7% 1,343,863 7.9% 12.68

2021 3 15,068 1.4% 455,649 2.7% 30.24

2022 6 83,588 7.6% 1,214,794 7.2% 14.53

2023 5 27,625 2.5% 869,930 5.1% 31.49

Thereafter 5 41,011 3.8% 1,286,392 7.6% 31.37

Total / Weighted Average 141 1,093,319 100.0% $16,967,075 100.0% $16.58

25.0% 23.5%

20.0%

15.0%

11.1%

10.2% 9.9%

9.4%

10.0% 7.9%

7.2% 7.6

4.0% 5.1%

5.0%

2.7%

1.4%

0.0%

Historical Occupancy

Occupancy—All Properties as of

Sector 9/30/2013 6/30/2013 3/31/2013 12/31/2012

Office (1) 93.4% 93.4% 93.9% 94.1%

Retail (1) 93.6% 94.6% 93.9% 93.9%

Multifamily(2) 92.7% 91.2% 93.3% 94.9%

Weighted Average(3) 93.3% 93.5% 93.8% 94.2%

Office and retail occupancy based on occupied square feet as a % of respective total

Multifamily occupancy based on weighted average of total units

Total occupancy weighted by annualized base rent

Multifamily Occupancy

Occupancy Summary—Smiths Landing (284 available units)

Number of Units Percentage Annualized Base Average Monthly Rent

Quarter Ended Occupied Occupied(1) Rent(2) per Occupied Unit(3)

9/30/2013 284 100.0% $3,427,980 $1,006

6/30/2013 264 93.0% 3,163,164 998

3/31/2013 284 100.0% 3,395,184 996

12/31/2012 280 98.6% 3,353,280 998

Occupancy Summary—The Cosmopolitan (342 available units)

Number of Units Percentage Annualized Base Average Monthly Rent

Quarter Ended Occupied Occupied(1) Rent(2)(4) per Occupied Unit(3)

9/30/2013 296 86.5% $5,506,764 $1,550

6/30/2013 307 89.9% 5,818,908 1,580

3/31/2013 300 87.7% 5,490,864 1,525

12/31/2012 314 91.8% 5,889,528 1,563

(1) Total units rented as of each respective quarter end date

(2) Annualized base rent is calculated by multiplying (a) contractual rental due under our tenants leases payments for each last month of the respective quarter by (b) 12

(3) Average Monthly Rent per Occupied unit is calculated as (a) annualized Based rent divided by (b) the number of occupied units as of the last month of each respective quarter end date.

(3) Excludes annualized base rent from retail leases

APPENDIX—UNDERSTANDING AHH

Understanding AHH –Corporate Overview

Armada Hoffler Properties, Inc. is a full-service real estate investment trust (REIT) and property company that develops, builds, owns and manages institutional grade office, retail and multifamily properties in the Mid-Atlantic U.S. The Company also provides general construction and development services to third-party clients throughout the Mid-Atlantic and Southeastern regions of the U.S. Armada Hoffler Properties was founded in 1979 and is headquartered in Virginia Beach, VA.

Diversified portfolio consisting of Office, Retail and Multifamily properties

Institutional grade portfolio focused on the Mid-Atlantic region

34 year corporate track record with senior leadership team averaging more than 20 years with the company

Market Cap of ~$320 million as of 9/30/13

Management and previous partners own in excess of 40% of the company through Current Portfolio & Development Pipeline operating partnership units in the limited Previous Construction or Development Projects partnership

Understanding AHH –

Differentiation Provides Value Creation

3. Advantages of Construction Company:

Stable earnings and value creation

Reduces risk in selecting/executing development opportunities

Brand recognition in new markets

Sum of the Parts Leads to Valuation

1. Advantages of Core Stabilized Portfolio:

Consistent cash flow

High occupancy

Stable same store metrics

2. Advantages of Wholesale Development Pipeline Engine:

Equity creation

Asset base growth

Development Engine

Stable Construction Portfolio Business

Business Segmentation Overview

Definition Characteristics Valuation

• Includes stabilized office,

Stabilized retail, and multifamily real • Consistent cash flow • Traditional real estate estate (defined as the • High occupancy valuation, NAV/Cap Rates

Portfolio earlier of 80% occupancy or • Stable same store metrics the 13th quarter after CO)

Development • Real estate assets in • Value creation

development or ramping • Equity Creation

Pipeline towards stabilization • Asset base growth

• Stable earnings and value

creation

Construction • 3rd party construction • Reduces risk in

selecting/executing • Multiples analysis

Business business development opportunities

• Brand recognition in new

markets

Components of NAV

stabilized portfolio noi market cap rate = stabilized portfolio value development value creation x appropriate discount rate = equity value operating company income x market multiple = operating company value other assets

liabilities

See Pages 33-36 for Further Information Regarding the Components of NAV

1) Understanding AHH –Stabilized Portfolio

(Reconciliation to GAAP located in appendix pg. 45)

$ in thousands

Cash NOI

Three months

ended 9/30/13 Annualized

Diversified Portfolio

Office $ 2,079 $8,316

Retail 3,030 12,120

Multifamily 546 2,184

Total Diversified Portfolio NOI $ 5,655 $22,620

Virginia Beach Town Center

Office(1) $ 2,152 $8,608

Retail (1) 1,168 4,672

Multifamily 1,005 4,020

Total Virginia Beach Town Center NOI $ 4,325 $17,300

Total Stabilized Portfolio NOI $ 9,980 $39,920

(1)	Includes Armada Hoffler leases which are eliminated for GAAP purposes totaling $210,000

2) Understanding AHH –

Identified & Next Generation Pipeline

$ in thousands

Note: The data below reflects the Companies current estimates, which may change as a result of various factors. The Company can make no assurances that the estimates below will actually be realized.

The Companies Est.

Estimated The Companies Equity Creation

Estimated Return on Projected Estimated Equity Excluding JV

Estimated Cost Stabilized NOI Cost Value Spread Creation Ownership

Identified Pipeline $ 142,000 $ 11,700 8.24% 125bp $ 25,395 $ 24,286

Next Generation Pipeline 150,000 12,400 8.27% 150bp 33,251 33,251

(1)

Liberty Apartments 31,900 2,060

Estimated Stabilized Value/Weighted Average $ 323,900 $ 26,160 8.25% $ 58,647 $ 57,537

Greater than $55M in Equity Creation - 3 to 4 Years

(1)	Contractual price

3) Understanding AHH –3rd Party Construction

$ in thousands

Gross Profit—metric to use when evaluating the profitability and valuation of the general contracting & real estate services segment

Gross Profit Summary

3Q 2013 Annualized (Unaudited) Revenue $21,896 $87,583 Expense (20,907) (83,627) Gross Profit $989 $3,956

Construction Company—Ongoing Profitable Business with Intrinsic Value

4) NAV Component Data

$ in thousands

Stabilized Portfolio NOI (Cash) Development Pipeline

Annualized three

months ended

9/30/2013 Development Investment as of 9/30/13 $36,172

Diversified Portfolio The Companies Estimated Equity Creation—3-4 years (pg. 35) 58,647

Office $8,316 $94,819

Retail 12,120

Multifamily 2,184

Total Diversified Portfolio NOI (pg. 34) $22,620

Operating Companies

Virginia Beach Town Center Annualized

Office(1) $8,608 9/30/2013

Retail (1) 4,672

Multifamily 4,020 General Contracting and Real Estate Services (pg. 36) $3,956

Total Virginia Beach Town Center NOI (pg. 34) $17,300

Stabilized Portfolio NOI (Cash) $39,920

Other Assets Liabilities & Share Count

As of 9/30/2013 As of 9/30/2013

Other Assets Liabilities

Cash and Cash Equivalents $9,775 Mortgages and notes payable $247,356

Restricted Cash 2,966 Accounts payable and accrued liabilities 6,970

Accounts Receivable 17,846 Other Liabilities 16,142

Other Assets 23,199 Total Liabilities $270,468

Total Other Assets $53,786

Share Count

Total Common Shares Outstanding 19,164

Operating Partnership (“OP”) Units Outstanding 13,059

Common Shares and OP Units Outstanding 32,223

(1)	Includes Armada Hoffler leases which are eliminated for GAAP purposes totaling $210,000

APPENDIX –

DEFINITIONS & RECONCILIATIONS

Definitions

Net Operating Income:

We calculate Net Operating Income (“NOI”) as property revenues (base rent, expense reimbursements and other revenue) less property expenses (rental expenses and real estate taxes). For our office, retail and multifamily segments, NOI excludes general contracting and real estate services expenses, depreciation and amortization, general and administrative expenses, and impairment charges. Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to such other REITs’ NOI. NOI is not a measure of operating income or cash flows from operating activities as measured by GAAP and is not indicative of cash available to fund cash needs. As a result, net operating income should not be considered an alternative to cash flows as a measure of liquidity. We consider NOI to be an appropriate supplemental measure to net income because it assists both investors and management in understanding the core operations of our real estate business.

Funds From Operations:

We calculate Funds From Operations (“FFO”) in accordance with the standards established by the National Association of Real Estate Investment Trusts (“NAREIT”). NAREIT defines FFO as net income (loss) (calculated in accordance with accounting principles generally accepted in the United States (“G GAAP”)), excluding gains (or losses) from sales of depreciable operating property, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures.

FFO is a supplemental non-GAAP financial measure. Management uses FFO as a supplemental performance measure because it believes that FFO is beneficial to investors as a starting point in measuring our operational performance. Specifically, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, which do not relate to or are not indicative of operating performance, FFO provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. Other equity REITs may not calculate FFO in accordance with the NAREIT definition as we do, and, accordingly, our FFO may not be comparable to such other REITs’ FFO.

Definitions

Core Funds From Operations:

We calculate Core Funds From Operations (“Core FFO”) as FFO calculated in accordance with the standards established by NAREIT, adjusted for losses on debt extinguishments, non-cash stock compensation and impairment charges. Such items are non-recurring or non-cash in nature. Our calculation of Core FFO also excludes acquisition costs and the impact of development pipeline projects that are still in lease-up. We generally consider a property to be in lease-up until the earlier of (i) the quarter after which the property reaches 80% occupancy or (ii) the thirteenth quarter after the property receives its certificate of occupancy.

Management believes that the computation of FFO in accordance to NAREIT’s definition includes certain items that are not indicative of the results provided by the Company’s operating portfolio and affect the comparability of the Company’s period-over-period performance. Our calculation of Core FFO differs from NAREIT’s definition of FFO. Other equity REITs may not calculate Core FFO in the same manner as us, and, accordingly, our Core FFO may not be comparable to other REITs’ Core FFO.

Core Adjusted Funds From Operations:

We calculate Core Adjusted Funds From Operations (“Core AFFO”) as Core FFO, (i) excluding the impact of tenant improvement and leasing commission costs, capital expenditures, the amortization of deferred financing fees, derivative (income) loss, the net effect of straight-line rents and the amortization of lease incentives and net above (below) market rents and (ii) adding back the impact of development pipeline projects that are still in lease-up and government development grants that are not included in FFO.

Management believes that Core AFFO provides useful supplemental information to investors regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating Core AFFO or similarly entitled FFO measures and, accordingly, our Core AFFO may not always be comparable to Core AFFO or other similarly entitled FFO measures of other REITs.

Definitions

EBITDA:

We calculate EBITDA as net income (loss) (calculated in accordance with GAAP), excluding interest expense, income taxes and depreciation and amortization. Management believes EBITDA is useful to investors in evaluating and facilitating comparisons of our operating performance between periods and between REITs by removing the impact of our capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from our operating results.

Core EBITDA:

We calculate Core EBITDA as EBITDA, excluding certain items, including, but not limited to, non-recurring or extraordinary gains (losses), early extinguishment of debt, derivative (income) losses, acquisition costs and the impact of development pipeline projects that are still in lease-up. We generally consider a property to be in lease-up until the earlier of (i) the quarter after which the property reaches 80% occupancy or (ii) the thirteenth quarter after the property receives its certificate of occupancy. Management believes that Core EBITDA provides useful supplemental information to investors regarding our ongoing operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating Core EBITDA or similarly entitled measures and, accordingly, our Core EBITDA may not always be comparable to Core EBITDA or other similarly entitled measures of other REITs.

Core Debt:

We calculate Core Debt as our total debt, excluding any construction loans associated with our development pipeline.

Same Store Portfolio:

We define same store properties as including those properties that were owned and operated for the entirety of the period being presented and excluding properties that were in lease-up during the period present. We generally consider a property to be in lease-up until the earlier of (i) the quarter after which the property reaches 80% occupancy or (ii) the thirteenth quarter after the property receives its certificate of occupancy. The following table shows the properties included in the same store and non-same store portfolio for the comparative periods presented.

# Definitions

ARMADA HOFFLER PROPERTIES

| | Comparison of Three Months Ended September 30, 2013 to 2012 | | Comparison of Nine Months Ended September 30, 2013 to 2012 | |
|---|---|---|---|---|
| | Same Store | Non-Same Store | Same Store | Non-Same Store |
| **Office Properties** | | | | |
| Armada Hoffler Tower | X | | X | |
| One Columbus | X | | X | |
| Two Columbus | X | | X | |
| Virginia Natural Gas | X | | X | |
| Richmond Tower | X | | X | |
| Oyster Point | X | | X | |
| Sentara Williamsburg | X | | X | |
| **Retail Properties** | | | | |
| Bermuda Crossroads | | X | | X |
| Broad Creek Shopping Center | X | | X | |
| Courthouse 7-Eleven | X | | X | |
| Gainsborough Square | X | | X | |
| Hanbury Village | X | | X | |
| North Point Center | X | | X | |
| Parkway Marketplace | X | | X | |
| Harrisonburg Regal | X | | X | |
| Dick's at Town Center | X | | X | |
| 249 Central Park Retail | X | | X | |
| Studio 56 Retail | X | | X | |
| Commerce Street Retail | X | | X | |
| Fountain Plaza Retail | X | | X | |
| South Retail | X | | X | |
| Tyre Neck Harris Teeter | X | | | X |
| **Multifamily** | | | | |
| Smith's Landing | | X | | X |
| The Cosmopolitan | X | | X | |

42

Reconciliation to GAAP -Segment Portfolio NOI

$ in thousands

No assets excluded

Bermuda Crossroads and Tyre Neck Harris Teeter excluded

Smith’s Landing excluded

Three months ended 9/30 Nine months ended 9/30

2013 2012 2013 2012

Office Same Store

Rental revenues(1) $6,364 $6,194 $19,270 $19,153

Property expenses 2,081 2,271 5,968 5,921

NOI 4,283 3,923 13,302 13,232

Non-Same Store NOI ——— -

Segment NOI $ 4,283 $3,923 $13,302 $13,232

Retail Same Store(2)

Rental revenues $5,162 $5,297 $14,867 $15,345

Property expenses 1,643 1,618 4,695 4,520

NOI 3,519 3,679 10,172 10,825

Non-Same Store NOI 419 — 845 135

Segment NOI $3,938 $3,679 $11,017 $10,960

Multifamily Same Store(3)

Rental revenues $1,874 $1,827 $5,684 $5,577

Property expenses 868 946 2,558 2,453

NOI 1,006 881 3,126 3,124

Non-Same Store NOI 515 — 837 -

Segment NOI $1,521 $881 $3,963 $3,124

Total Segment Portfolio NOI $9,742 $8,483 $28,282 $27,316

Reconciliation to GAAP—

Segment Portfolio NOI

$ in thousands

Three months ended 9/30/13

Diversified Portfolio Office Retail Multifamily Total

Cash NOI $2,079 $3,030 $546 $5,655

Net effect of straight-line rents 267 (54) — 213

Amortization of lease incentives and (above) below market rents (14) 38 (25) (1)

GAAP NOI $2,332 $3,014 $521 $5,867

Town Center of Virginia Beach Office Retail Multifamily Total

Cash NOI $2,152 $1,168 $1,006 $4,326

Net effect of straight-line rents (36) (34) (6) (76)

Amortization of lease incentives and (above) below market rents (33) (132) — (165)

Elimination of AHH rent (132) (78) — (210)

GAAP NOI $1,951 $924 $1,000 $3,875

GAAP NOI Office Retail Multifamily Total

Diversified Portfolio $2,332 $3,014 $521 $5,867

Town Center of Virginia Beach 1,951 924 1,000 3,875

Total Segment Portfolio NOI $4,283 $3,938 $1,521 $9,742